Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Schmitt Industries, Inc. (the "Company") on Form 10-Q/A for the fiscal quarter ended February 28, 2022 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael R. Zapata and Philip Bosco, President and Chief Executive Officer and Chief Financial Officer and Treasurer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael R. Zapata
Michael R. Zapata
Chairman and Chief Executive Officer
October 12, 2022

/s/ Philip Bosco
Philip Bosco
Chief Financial Officer and Treasurer
October 12, 2022